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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 Date of Report
                       (Date of earliest event reported):

                               February 24, 2000


               NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other Jurisdiction of Incorporation)

                                   333-62445
                            (Commission File Number)

                                   51-0337491
                      (I.R.S. Employer Identification No.)

               Navistar Financial Retail Receivables Corporation
                               2850 W. Golf Road
                           Rolling Meadows, IL  60008
          (Address of principal executive offices, including Zip Code)

      Registrant's telephone number, including area code:  (847) 734-4000

  Former name or former address, if changed since last report:  Not applicable

                        Exhibit Index appears on Page 4
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Item 5.  Other Events

     On March 9, 2000, the registrant expects that a series of notes, the Series 2000-A Asset Backed Notes, registered under registration statement no. 333-62445 will be issued pursuant to an indenture between The Bank of New York, as indenture trustee, and Chase Manhattan Bank Delaware, not in its individual capacity, but solely as owner trustee of the Navistar Financial 2000-A Owner Trust. This report files the Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of The Bank of New York with respect to the Series 2000-A Asset Backed Notes of the Navistar Financial 2000-A Owner Trust.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

Exhibit No.    Description

Exhibit 25.1 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of The Bank of New York with respect to the Series 2000-A Asset Backed Notes of the Navistar Financial 2000-A Owner Trust
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              NAVISTAR FINANCIAL RETAIL RECEIVABLES
                              CORPORATION
                              (Registrant)


Dated: March 8, 2000          By:  /s/ R. Wayne Cain
                                       Its: Vice President and Treasurer
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                               INDEX OF EXHIBITS


Exhibit No    Exhibit

Exhibit 25.1 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of The Bank of New York with respect to the Series 2000-A Asset Backed Notes of the Navistar Financial 2000-A Owner Trust